Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

REGARDING THE QUARTERLY REPORT ON FORM 10-Q

FOR THE QUARTER ENDED MARCH 31, 2025

In connection with the Quarterly Report of Heritage Commerce Corp (the “Company”) on Form 10-Q for the period ended March 31, 2025 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas A. Sa, Chief Operating Officer and Interim Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 7, 2025

/s/ THOMAS A. SA
Thomas A. Sa
Chief Operating Officer and Interim Chief Financial Officer
(Principal Financial Officer)